Exhibit 10.1

                   SEC0ND AMENDED AND RESTATED PROMISSORY NOTE

$2,558,197.26                                                       June 3, 2002

         FOR VALUE RECEIVED, the undersigned, CommercialWare, Inc., a Delaware corporation ("Borrower"), promises to pay to ASA International Ltd., a Delaware corporation ("Payee"), or order, the principal amount of Two Million Five Hundred Fifty-Eight Thousand One Hundred Ninety-Seven Dollars and Twenty-Six Cents ($2,558,197.26), plus interest thereon at a fixed rate equal to 12% per annum. Interest shall in all cases be calculated on the basis of actual days elapsed and a 365 day year.

         This Note is an amendment and restatement of an amended and restated promissory note dated April 26, 2001 in the principal amount of One Million Seven Hundred Thousand Dollars ($1,700,000) issued by Borrower to Payee (the "First Amended Note"). This Note is issued in consideration for the surrender of the First Amended Note and other good and valuable consideration related to the restructuring of certain indebtedness of Borrower, the receipt and sufficiency of which are hereby acknowledged. Upon and in consideration of Borrower's execution and delivery of this Note, Borrower shall have no further obligations to Payee, including the obligation to pay outstanding principal and accrued but unpaid interest, pursuant to the First Amended Note.

         Payments under this Note shall be made by Borrower to Payee on the first day of each month, beginning on June 3, 2002 and in accordance with the payment schedule attached hereto as Exhibit A to this Note, which is hereby incorporated by reference (the "Payment Schedule"). Subject to the five (5) day grace period provided in the definition of Event of Default and to the Borrower's right to make Deferred Payments in certain circumstances, each as defined below, the Borrower shall also pay to Payee a late fee equal to five percent (5%) of any scheduled payment which is not paid on the date set forth on the Payment Schedule (a "Late Fee"). Except as provided below with respect to Deferred Payments, any Late Fee shall be immediately due and payable upon the expiration of the five (5) day grace period provided in the definition of Event of Default.

         Borrower shall have the right to pay principal and accrued interest without penalty in whole or in part at any time. Any payments, including any prepayments, received by Payee on account of this Note prior to demand or acceleration shall be applied first, to any costs, expenses or charges then owed Payee by Borrower, second, to accrued and unpaid interest, and third, to the unpaid principal balance, in inverse order of their maturities. Any payments so received after demand or acceleration shall be applied in such manner as Payee may, in its sole discretion, determine.

         Payee, at its option, may declare the entire unpaid balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable without demand, notice or protest (which are hereby waived) upon the occurrence of any one or more of the following events (each, an "Event of Default"): (a) (i) the failure to make a scheduled payment on this Note, other than a Deferred Payment, within five (5) days of the due date set forth on the Payment Schedule or (ii) the failure to pay any Late Fee when due hereunder or (iii) the failure to make a Deferred Payment or any associated Late Fee on or before the due date thereof as set forth below; (b) the acceleration of any material portion of indebtedness of Borrower from any lender other than Payee;
(c) a proceeding being filed or commenced against Borrower for dissolution or liquidation, or Borrower voluntarily or involuntarily terminating or dissolving or being terminated or dissolved; (d) insolvency of, the appointment of a custodian, trustee, liquidator or receiver for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law by or against, Borrower (and in the case of the filing of an involuntary petition against Borrower, if the proceeding commenced by such filing is not dismissed within ninety (90) days of such filing); (e) the entry of any judgment against Borrower that makes Borrower's ability to satisfy its obligations hereunder reasonably doubtful, which judgment is not satisfied or appealed from (with execution or similar process stayed) within ninety (90) days of its imposition or entry; (f) the default by Borrower pursuant to Section 5(i) of that certain Security Agreement dated March 3, 1999 by and between Borrower and Payee which is not cured within thirty (30) days after receiving notice of such failure by Payee; (h) a Change of Control (as defined below); or (i) the payment of any dividends by Borrower on its capital stock.

         Provided that there is not then continuing any Event of Default hereunder, beginning with respect to scheduled payments due on or after July 3, 2002, Borrower may elect by written notice (a "Deferral Notice") to Payee prior to the due date of a scheduled payment to defer making a scheduled payment and the immediately succeeding scheduled payment of this Note for a period beginning on the due date of the first scheduled payment and ending on the 90th day thereafter (the "Grace Period"), provided that Borrower shall make all such deferred payments (the "Deferred Payments") by the first day after the end of the Grace Period. Any Late Fees due with respect to any Deferred Payments shall be paid at the same time as the payment of the Deferred Payments. Borrower's failure to make all such Deferred Payments and pay the applicable Late Fee by the first day after the end of the applicable Grace Period shall constitute an "Event of Default" hereunder. Once Borrower has sent a Deferral Notice to the Payee, Borrower may not send another Deferral Notice until a minimum of six months following the date on which all Deferred Payments and associated Late Fees have been paid in full. In addition, with respect to scheduled payments due during the period from July 3, 2002 through June 3, 2003, Borrower may send only one Deferral Notice.

         For purposes of this Note, a "Change of Control" shall mean (i) the acquisition of Borrower by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected primarily for the purpose of changing the domicile of Borrower) that results in (A) the transfer of fifty percent (50%) or more of the outstanding voting power of Borrower or
(B) a person or entity or group of affiliated persons or entities (other than Spencer Trask Ventures, Inc. or its affiliates) holding fifty percent (50%) or more of the outstanding voting power of Borrower, or (ii) a sale, transfer or other disposition of all or substantially all of the assets of Borrower.

         Borrower shall not effect a Change of Control prior to the payment in full of this Note without first obtaining the prior written consent of Payee unless it is a condition to the closing of such Change of Control that his Note is paid in full.

         No delay or omission by Payee in exercising or enforcing any of Payee's powers, rights, privileges or remedies hereunder shall operate as a waiver thereof on that occasion or on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

         Borrower will pay on demand all reasonable costs and expenses of collection, including reasonable attorneys' fees incurred or paid by Payee in enforcing this Note on default.

         Borrower hereby waives presentment, demand, notice and protect, and also waives any delay on the part of Payee.

         This Note shall be binding upon Borrower and each endorser and guarantor hereof and upon their respective successors and assigns, and shall inure to the benefit of Payee and its successors, endorsees and assigns. This Note may not be amended except by an instrument in writing signed by Borrower and Payee.

         This Note is secured by a security agreement dated March 3, 1999 (the "Security Agreement") granting Payee a security interest in certain assets of Borrower. This Note is entitled to all the benefits of the Security Agreement and specific reference is hereby made to same for all purposes.

         All notices, requests, demands, and other communications provided for hereunder shall be in writing and mailed (by first class registered or certified mail, postage prepaid), sent by express overnight courier service or electronic facsimile transmission with a copy by mail, or delivered to the applicable party at the addresses indicated below:

         If to Borrower:

                  CommercialWare, Inc.
                  Cochituate Place
                  24 Prime Park Way
                  Natick, MA 01760
                  Attention:  President
                  Telecopy No.:  (508) 647-9495

         With a copy to:

                  Foley Hoag LLP
                  155 Seaport Boulevard
                  Boston, MA 02210
                  Attention:  William R. Kolb, Esq.
                  Telecopy No.:  (617) 832-7000

         If to Payee:

                  ASA International Ltd.
                  10 Speen Street
                  Framingham, MA 01701
                  Attention:  President
                  Telecopy No.:  (508) 626-0638

         With a copy to:

                  Epstein, Becker & Green, P.C.
                  111 Huntington Avenue
                  Boston, MA 02199
                  Attention:  Paul D. Broude, Esq.
                  Telecopy No.:   (617) 342-4001

or, as to each of the foregoing, at such other address as shall be designated by such person in a written notice to the other party complying as to delivery with the terms hereof. All such notices, requests, demands and other communications shall, when mailed or sent, respectively, be effective (i) two days after being deposited in the mails or (ii) one day after being deposited with express overnight courier service or sent by electronic facsimile transmission (with receipt confirmed), respectively, addressed as aforesaid.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         IN WITNESS WHEREOF, Borrower and Payee have caused this Second Amended and Restated Promissory Note to be executed as of June 3, 2002.

                                          COMMERCIALWARE, INC.

                                          By: /s/ D. Askin, CEO
                                              -----------------------

                                          Title: CEO
                                                 --------------------


                                          Agreed and accepted:

                                          ASA INTERNATIONAL LTD.

                                          By: /s/ Terrence C. McCarthy
                                              -----------------------------

                                          Title: Vice President & Treasurer
                                                 --------------------------

                                       4
     Exhibit A to Second Amended and Restated Promissory Note (Exhibit 10.1)

        8/12/2002                                                                                ASA
                        Annual
   Pmnt  Start of      Interest       Scheduled                                        Interest       Principal
    #    Period          Rate          Balance         Balance           Payment       Portiion        Portion
   ----  ------        --------     ------------     ------------      ------------   -----------    -----------

    1    06/02          12.00%      2,558,197.26     2,558,197.26      (105,000.00)   (25,581.97)    (79,418.03)
    2    07/02          12.00%      2,542,457.08     2,478,779.23       (35,000.00)   (24,787.79)    (10,212.21)
    3    08/02          12.00%      2,526,559.50     2,468,567.02       (35,000.00)   (24,685.67)    (10,314.33)
    4    09/02          12.00%      2,510,502.94     2,458,252.69       (35,000.00)   (24,582.53)    (10,417.47)
    5    10/02          12.00%      2,494,285.82     2,447,835.22       (35,000.00)   (24,478.35)    (10,521.65)
    6    11/02          12.00%      2,477,906.52     2,437,313.57       (35,000.00)   (24,373.14)    (10,626.86)
    7    12/02          12.00%      2,461,363.44     2,426,686.71       (35,000.00)   (24,266.87)    (10,733.13)
    8    01/03          12.00%      2,444,654.92     2,415,953.57       (35,000.00)   (24,159.54)    (10,840.46)
    9    02/03          12.00%      2,427,779.32     2,405,113.11       (35,000.00)   (24,051.13)    (10,948.87)
   10    03/03          12.00%      2,410,734.96     2,394,164.24       (35,000.00)   (23,941.64)    (11,058.36)
   11    04/03          12.00%      2,393,520.16     2,383,105.88       (50,000.00)   (23,831.06)    (26,168.94)
   12    05/03          12.00%      2,376,133.21     2,356,936.94       (50,000.00)   (23,569.37)    (26,430.63)
   13    06/03          12.00%      2,358,572.39     2,330,506.31       (50,000.00)   (23,305.06)    (26,694.94)
   14    07/03          12.00%      2,340,835.96     2,303,811.37       (50,000.00)   (23,038.11)    (26,961.89)
   15    08/03          12.00%      2,322,922.17     2,276,849.49       (50,000.00)   (22,768.49)    (27,231.51)
   16    09/03          12.00%      2,304,829.24     2,249,617.98       (50,000.00)   (22,496.18)    (27,503.82)
   17    10/03          12.00%      2,286,555.38     2,222,114.16       (55,000.00)   (22,221.14)    (32,778.86)
   18    11/03          12.00%      2,268,098.78     2,189,335.30       (55,000.00)   (21,893.35)    (33,106.65)
   19    12/03          12.00%      2,249,457.62     2,156,228.66       (55,000.00)   (21,562.29)    (33,437.71)
   20    01/04          12.00%      2,230,630.04     2,122,790.94       (55,000.00)   (21,227.91)    (33,772.09)
   21    02/04          12.00%      2,211,614.19     2,089,018.85       (55,000.00)   (20,890.19)    (34,109.81)
   22    03/04          12.00%      2,192,408.18     2,054,909.04       (55,000.00)   (20,549.09)    (34,450.91)
   23    04/04          12.00%      2,173,010.11     2,020,458.13       (60,000.00)   (20,204.58)    (39,795.42)
   24    05/04          12.00%      2,153,418.06     1,980,662.71       (60,000.00)   (19,806.63)    (40,193.37)
   25    06/04          12.00%      2,133,630.09     1,940,469.34       (60,000.00)   (19,404.69)    (40,595.31)
   26    07/04          12.00%      2,113,644.24     1,899,874.03       (60,000.00)   (18,998.74)    (41,001.26)
   27    08/04          12.00%      2,093,458.53     1,858,872.77       (60,000.00)   (18,588.73)    (41,411.27)
   28    09/04          12.00%      2,073,070.96     1,817,461.50       (60,000.00)   (18,174.62)    (41,825.39)
   29    10/04          12.00%      2,052,479.52     1,775,636.12       (60,000.00)   (17,756.36)    (42,243.64)
   30    11/04          12.00%      2,031,682.16     1,733,392.48       (60,000.00)   (17,333.92)    (42,666.08)
   31    12/04          12.00%      2,010,676.83     1,690,726.40       (60,000.00)   (16,907.26)    (43,092.74)
   32    01/05          12.00%      1,989,461.45     1,647,633.67       (65,000.00)   (16,476.34)    (48,523.66)
   33    02/05          12.00%      1,968,033.91     1,599,110.00       (65,000.00)   (15,991.10)    (49,008.90)
   34    03/05          12.00%      1,946,392.10     1,550,101.10       (65,000.00)   (15,501.01)    (49,498.99)
   35    04/05          12.00%      1,924,533.87     1,500,602.11       (65,000.00)   (15,006.02)    (49,993.98)
   36    05/05          12.00%      1,902,457.06     1,450,608.14       (65,000.00)   (14,506.08)    (50,493.92)
   37    06/05          12.00%      1,880,159.47     1,400,114.22       (65,000.00)   (14,001.14)    (50,998.86)
   38    07/05          12.00%      1,857,638.92     1,349,115.36       (65,000.00)   (13,491.15)    (51,508.85)
   39    08/05          12.00%      1,834,893.16     1,297,606.51       (65,000.00)   (12,976.07)    (52,023.93)
   40    09/05          12.00%      1,811,919.93     1,245,582.58       (65,000.00)   (12,455.83)    (52,544.17)
   41    10/05          12.00%      1,788,716.98     1,193,038.40       (65,000.00)   (11,930.38)    (53,069.62)
   42    11/05          12.00%      1,765,282.00     1,139,968.79       (65,000.00)   (11,399.69)    (53,600.31)
   43    12/05          12.00%      1,741,612.67     1,086,368.48       (65,000.00)   (10,863.68)    (54,136.32)
   44    01/06          12.00%      1,717,706.64     1,032,232.16       (65,000.00)   (10,322.32)    (54,677.68)
   45    02/06          12.00%      1,693,561.56       977,554.48       (65,000.00)    (9,775.54)    (55,224.46)
   46    03/06          12.00%      1,669,175.02       922,330.03       (65,000.00)    (9,223.30)    (55,776.70)
   47    04/06          12.00%      1,644,544.62       866,553.33       (65,000.00)    (8,665.53)    (56,334.47)
   48    05/06          12.00%      1,619,667.92       810,218.86       (65,000.00)    (8,102.19)    (56,897.81)
   49    06/06          12.00%      1,594,542.44       753,321.05       (65,000.00)    (7,533.21)    (57,466.79)
   50    07/06          12.00%      1,569,165.72       695,854.26       (65,000.00)    (6,958.54)    (58,041.46)
   51    08/06          12.00%      1,543,535.22       637,812.80       (65,000.00)    (6,378.13)    (58,621.87)
   52    09/06          12.00%      1,517,648.42       579,190.93       (65,000.00)    (5,791.91)    (59,208.09)
   53    10/06          12.00%      1,491,502.75       519,982.84       (65,000.00)    (5,199.83)    (59,800.17)
   54    11/06          12.00%      1,465,095.63       460,182.67       (65,000.00)    (4,601.83)    (60,398.17)
   55    12/06          12.00%      1,438,424.43       399,784.49       (65,000.00)    (3,997.84)    (61,002.16)
   56    01/07          12.00%      1,411,486.53       338,782.34       (65,000.00)    (3,387.82)    (61,612.18)
   57    02/07          12.00%      1,384,279.24       277,170.16       (65,000.00)    (2,771.70)    (62,228.30)
   58    03/07          12.00%      1,356,799.88       214,941.86       (65,000.00)    (2,149.42)    (62,850.58)
   59    04/07          12.00%      1,329,045.73       152,091.28       (65,000.00)    (1,520.91)    (63,479.09)
   60    05/07          12.00%      1,301,014.03        88,612.20       (65,000.00)      (886.12)    (64,113.88)
   61    06/07          12.00%      1,272,702.02        24,498.32       (24,743.30)      (244.98)    (24,498.32)